Exhibit 99.6

FBR Securitization Trust 2005-5

Disclaimer

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-5

Friedman Billings Ramsey

Mortgage Rate (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
4.501 - 5.000	2	969,489.06	0.82	4.940	682	76.00
5.001 - 5.500	3	720,955.09	0.61	5.336	707	61.03
5.501 - 6.000	71	17,214,613.21	14.55	5.877	665	70.78
6.001 - 6.500	29	4,938,063.54	4.17	6.300	649	65.85
6.501 - 7.000	53	7,781,520.62	6.58	6.786	643	74.57
7.001 - 7.500	36	5,329,009.54	4.50	7.296	624	71.43
7.501 - 8.000	54	5,744,783.71	4.86	7.776	623	75.85
8.001 - 8.500	36	2,931,039.72	2.48	8.337	595	77.24
8.501 - 9.000	255	13,950,251.77	11.79	8.809	664	96.70
9.001 - 9.500	163	8,399,991.09	7.10	9.336	630	94.11
9.501 - 10.000	444	21,236,132.19	17.95	9.946	645	98.27
10.001 - 10.500	234	11,668,806.34	9.86	10.354	640	97.51
10.501 - 11.000	183	9,316,053.45	7.87	10.788	627	98.24
11.001 - 11.500	38	1,958,659.83	1.66	11.310	621	97.37
11.501 - 12.000	124	5,786,328.87	4.89	11.934	612	99.20
12.001 - 12.500	4	190,274.02	0.16	12.170	625	100.00
12.501 - 13.000	3	182,863.47	0.15	12.879	618	100.00

Total:	1,732	118,318,835.52	100.00	8.717	643	87.61

Min: 4.940
Max: 13.000
Weighted Average: 8.717

Current Balance ($)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0.01 - 50,000.00	882	28,482,731.14	24.07	10.051	638	97.74
50,000.01 - 100,000.00	567	39,365,687.36	33.27	9.664	640	93.84
100,000.01 - 150,000.00	143	17,188,689.84	14.53	8.604	636	84.33
150,000.01 - 200,000.00	67	11,368,637.70	9.61	7.178	636	75.57
200,000.01 - 250,000.00	31	6,935,407.77	5.86	6.384	653	72.94
250,000.01 - 300,000.00	15	4,080,431.21	3.45	6.233	650	67.81
300,000.01 - 350,000.00	14	4,569,694.70	3.86	6.288	667	72.58
350,000.01 - 400,000.00	6	2,237,572.30	1.89	5.856	686	74.93
450,000.01 - 500,000.00	2	974,099.57	0.82	5.932	671	76.80
550,000.01 - 600,000.00	1	573,397.29	0.48	5.750	599	65.00
600,000.01 - 650,000.00	3	1,883,754.51	1.59	5.569	668	77.44
650,000.01 - 700,000.00	1	658,732.13	0.56	6.200	749	60.00

Total:	1,732	118,318,835.52	100.00	8.717	643	87.61

Min: $921.21
Max: $658,732.13
Average: $ 68,313.42

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Loan Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Fixed - Balloon 30/15	1,057	51,386,559.99	43.43	10.012	646	99.36
Fixed 30 yr	278	43,551,906.37	36.81	6.912	637	72.55
Fixed 20 yr	339	18,184,569.77	15.37	9.769	648	95.11
Fixed 15 yr	35	3,414,699.61	2.89	7.166	647	71.97
Fixed 10 yr	14	784,134.87	0.66	8.124	620	69.65
Fixed - Balloon 40/30	2	471,514.12	0.40	5.919	693	66.03
Fixed 25 yr	5	410,731.55	0.35	7.984	585	67.79
Fixed - Balloon 20/15	2	114,719.24	0.10	11.389	633	100.00

Total:	1,732	118,318,835.52	100.00	8.717	643	87.61

Rate Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Fixed	671	66,346,042.17	56.07	7.729	640	78.64
Fixed Balloon	1,061	51,972,793.35	43.93	9.978	646	99.06

Total:	1,732	118,318,835.52	100.00	8.717	643	87.61

Debt-to-Income Ratio (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0.01 - 5.00	1	70,873.91	0.06	8.650	790	100.00
5.01 - 10.00	2	66,324.69	0.06	8.777	675	78.56
10.01 - 15.00	7	477,690.45	0.40	7.611	651	84.61
15.01 - 20.00	19	1,849,442.80	1.56	6.975	629	66.59
20.01 - 25.00	63	4,174,110.04	3.53	7.954	632	81.74
25.01 - 30.00	92	6,998,060.76	5.91	7.939	636	79.84
30.01 - 35.00	190	14,304,234.12	12.09	8.085	642	83.04
35.01 - 40.00	286	19,209,587.77	16.24	8.525	646	86.48
40.01 - 45.00	427	26,032,107.00	22.00	9.111	643	90.86
45.01 - 50.00	616	41,244,688.60	34.86	9.228	644	91.97
50.01 - 55.00	29	3,891,715.38	3.29	7.132	634	72.48

Total:	1,732	118,318,835.52	100.00	8.717	643	87.61

Min: 5.00
Max: 55.00
Weighted Average: 41.03

Seasoning (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
2	672	54,739,922.35	46.26	7.988	647	83.50
3	900	56,007,285.51	47.34	9.251	638	90.25
4	113	5,066,275.68	4.28	10.008	640	98.27
5	33	1,533,327.30	1.30	10.443	658	98.83
6	12	823,308.59	0.70	9.415	637	93.61
8	2	148,716.09	0.13	10.552	607	92.59

Total:	1,732	118,318,835.52	100.00	8.717	643	87.61

Min: 2
Max: 8
Weighted Average: 3

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Pge 2 of 6

FBRSI 2005-5

Friedman Billings Ramsey

Lien Position	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
2	1,395	67,997,153.16	57.47	10.052	647	99.30
1	337	50,321,682.36	42.53	6.913	637	71.82

Total:	1,732	118,318,835.52	100.00	8.717	643	87.61

Original LTV (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
10.01 - 15.00	1	49,542.16	0.04	7.450	725	14.29
20.01 - 25.00	3	218,683.89	0.18	7.834	587	22.71
25.01 - 30.00	3	269,467.42	0.23	7.347	607	27.87
30.01 - 35.00	4	418,448.26	0.35	6.859	636	33.12
35.01 - 40.00	4	369,392.25	0.31	7.523	598	38.21
40.01 - 45.00	8	761,177.31	0.64	6.407	644	43.33
45.01 - 50.00	11	1,443,825.97	1.22	7.155	661	47.39
50.01 - 55.00	11	1,682,003.94	1.42	6.717	626	52.01
55.01 - 60.00	18	3,173,581.37	2.68	6.406	679	59.03
60.01 - 65.00	27	3,612,946.28	3.05	6.542	626	63.68
65.01 - 70.00	44	6,761,798.16	5.71	6.980	628	68.32
70.01 - 75.00	41	7,649,387.95	6.47	6.525	645	73.82
75.01 - 80.00	132	19,779,798.53	16.72	6.947	635	79.75
80.01 - 85.00	16	2,227,330.59	1.88	7.801	620	84.54
85.01 - 90.00	56	3,599,195.52	3.04	9.043	646	89.30
90.01 - 95.00	60	3,525,451.51	2.98	10.008	632	94.58
95.01 - 100.00	1,293	62,776,804.41	53.06	10.060	647	99.90

Total:	1,732	118,318,835.52	100.00	8.717	643	87.61

Min: 14.29
Max: 100.00
Weighted Average: 87.61

FICO Score	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
500 - 519	15	1,172,559.21	0.99	9.648	509	69.22
520 - 539	12	940,927.19	0.80	8.754	532	68.32
540 - 559	21	2,260,666.14	1.91	7.777	549	68.69
560 - 579	31	3,467,078.43	2.93	8.382	567	73.86
580 - 599	187	12,886,579.89	10.89	8.566	591	83.19
600 - 619	362	19,142,649.20	16.18	10.066	610	93.69
620 - 639	355	21,090,274.19	17.82	8.987	630	91.59
640 - 659	264	16,369,733.59	13.84	8.869	650	90.88
660 - 679	195	14,677,653.78	12.41	8.234	669	88.56
680 - 699	120	11,166,153.50	9.44	7.742	687	84.06
700 - 719	69	6,218,936.38	5.26	7.791	708	85.50
720 - 739	58	5,223,762.98	4.41	7.958	728	85.81
740 - 759	22	2,160,177.74	1.83	7.697	747	77.87
760 - 779	13	1,015,764.21	0.86	8.356	769	83.58
780 - 799	7	478,502.72	0.40	9.439	788	100.00
800 - 819	1	47,416.37	0.04	10.250	811	100.00

Total:	1,732	118,318,835.52	100.00	8.717	643	87.61

Min: 500
Max: 811
NZ Weighted Average: 643

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Use of Proceeds	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	1,073	54,528,109.47	46.09	9.825	647	97.58
Cashout Refinance	319	43,348,068.90	36.64	7.041	640	72.77
Rate/Term Refinance	340	20,442,657.15	17.28	9.318	638	92.46

Total:	1,732	118,318,835.52	100.00	8.717	643	87.61

Property Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Single Family	1,539	103,123,900.91	87.16	8.759	641	87.82
Duplex	65	7,504,629.27	6.34	7.970	656	81.98
Condo	125	7,255,683.96	6.13	8.967	652	91.20
3-4 Family	3	434,621.38	0.37	7.436	671	75.30

Total:	1,732	118,318,835.52	100.00	8.717	643	87.61

Documentation Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Full	784	49,822,792.07	42.11	8.562	635	88.91
Stated	823	48,183,174.10	40.72	9.785	650	92.64
Full Doc Plus	124	20,177,106.03	17.05	6.564	644	72.42
Limited	1	135,763.32	0.11	6.710	665	80.00

Total:	1,732	118,318,835.52	100.00	8.717	643	87.61

Occupancy Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Owner Occupied	1,719	116,494,276.03	98.46	8.739	643	87.92
Non-Owner Occupied	13	1,824,559.49	1.54	7.334	644	67.68

Total:	1,732	118,318,835.52	100.00	8.717	643	87.61

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Geographic Distribution	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Arizona	29	2,673,356.24	2.26	7.734	650	82.80
California	210	20,241,458.73	17.11	9.016	658	89.09
Colorado	12	694,356.00	0.59	8.579	661	92.67
Connecticut	26	2,414,586.34	2.04	8.055	645	82.18
Delaware	4	286,392.16	0.24	9.092	611	89.28
Florida	433	28,580,003.12	24.16	8.761	642	89.77
Georgia	96	4,256,356.62	3.60	9.917	624	96.56
Hawaii	1	78,411.93	0.07	10.100	623	100.00
Idaho	3	152,717.17	0.13	8.088	627	86.98
Illinois	6	371,595.58	0.31	9.261	583	90.89
Indiana	7	204,118.81	0.17	11.165	620	100.00
Kansas	9	549,526.82	0.46	8.244	632	85.25
Kentucky	1	58,113.06	0.05	8.260	621	85.00
Louisiana	7	336,538.27	0.28	8.258	633	88.97
Maryland	39	2,462,850.25	2.08	9.631	627	91.14
Massachusetts	30	2,719,942.08	2.30	8.733	649	84.13
Michigan	25	1,173,579.65	0.99	9.501	616	84.70
Minnesota	6	685,187.56	0.58	7.082	640	87.65
Mississippi	2	93,097.48	0.08	11.531	620	100.00
Missouri	18	839,001.91	0.71	8.720	660	91.06
Nebraska	1	16,558.48	0.01	9.500	648	100.00
Nevada	26	2,547,998.56	2.15	7.770	666	79.96
New Hampshire	3	153,420.87	0.13	9.922	649	100.00
New Jersey	49	5,606,739.17	4.74	7.859	675	80.57
New York	84	11,361,687.37	9.60	7.666	654	81.81
North Carolina	41	1,608,243.98	1.36	9.901	613	96.85
Ohio	58	2,388,488.59	2.02	9.096	618	89.72
Oklahoma	41	1,497,167.25	1.27	9.185	632	95.49
Oregon	23	1,399,166.93	1.18	8.400	631	83.44
Pennsylvania	13	642,937.23	0.54	8.901	671	85.32
Rhode Island	16	974,957.69	0.82	9.828	629	93.17
South Carolina	22	863,311.07	0.73	9.888	616	91.84
South Dakota	1	151,613.56	0.13	6.860	646	80.00
Tennessee	22	1,029,796.21	0.87	8.874	600	85.93
Texas	270	11,615,260.84	9.82	9.066	619	86.85
Utah	19	1,107,614.67	0.94	8.273	653	86.29
Virginia	37	3,177,653.72	2.69	8.996	624	84.20
Washington	36	3,069,463.04	2.59	8.166	641	88.10
Wisconsin	5	208,116.58	0.18	9.836	590	87.41
Wyoming	1	27,449.93	0.02	9.850	583	100.00

Total:	1,732	118,318,835.52	100.00	8.717	643	87.61

Prepayment Penalty Term (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	669	34,442,106.12	29.11	9.266	637	89.86
12	95	12,227,155.09	10.33	7.720	649	82.23
24	370	19,849,665.05	16.78	9.703	650	97.17
36	598	51,799,909.26	43.78	8.210	642	83.72

Total:	1,732	118,318,835.52	100.00	8.717	643	87.61

Loans with Penalty: 70.89

Margin (%) - ARM Only

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

ARM Only

ARM Only

ARM Only

ARM Only

ARM Only

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.